UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 15, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
            (Exact name of registrant as specified in its charter)

     Colorado                              000-24768          84-1123311
 (State or other jurisdiction             (Commission        (IRS Employer
     of  incorporation)                  File  Number)    Identification  No.)

        7100 E. Belleview Avenue, Suite 301, Englewood, Colorado  80111
            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (303) 741-4828

None.
(Former  name  or  former  address,  if  changes  since  last  report)

Item  1.          Changes  in  Control  of  Registrant.    N/A.
Item  2.          Acquisition  or  Disposition  of  Assets.        N/A
Item  3.          Bankruptcy  or  Receivership.    N/A.
Item  4.          Changes  in  Registrant's  Certifying  Accountant.    N/A.
Item 5. Other Events. Press Release, dated July 15, 1998 announcing the delisting of the Company's common stock on the Nasdaq SmallCap Market and cancellation of the reverse stock split previously approved by the Company's shareholders.
Item  6.          Resignations  of  Registrant's  Directors.    N/A.
Item  7.          Financial  Statements  and  Exhibits.

(a)          Exhibits

Exhibit 99.1 Press Release, announcing the delisting of the Company's common stock on the Nasdaq SmallCap Market and cancellation of the reverse stock split previously approved by the Company's shareholders

Item  8.          Change  in  Fiscal  Year.    N/A.

Item  9.          Sales  of  Equity Securities Pursuant to Regulation S.  N/A.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     MEDIX  RESOURCES,  INC.


Date:  July  20,  1998          By:      /s/  John  P.  Yeros
                                       ----------------------
     John  P.  Yeros,  President  and  Chief  Executive  Officer